UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 6, 2005

                             Alamosa Holdings, Inc.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-32357                75-2890997
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                    5225 S. Loop 289, Lubbock, Texas, 79424
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.
-------------------------------------------------------

On December 30, 2004, Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), entered into an employment agreement with Margaret Z. Couch (the "Couch Agreement") that provides for the continuation of Ms. Couch's employment as Chief Integration Officer of Alamosa and replaces Ms. Couch's existing employment agreement.

The term of Ms. Couch's employment under the Couch Agreement is from January 1, 2005 to December 31, 2005, unless otherwise extended. Under the Couch Agreement, Ms. Couch will receive an initial base salary of $200,000, and will be eligible to receive an annual bonus with an initial target of $80,000. In addition, on the first business day of January 2005, Alamosa's Compensation Committee will grant Ms. Couch 15,000 options, with a per share exercise price equal to the fair market value (as defined in Alamosa's Long Term Incentive
Plan) of a share of Alamosa common stock on the date of such grant. The Compensation Committee will also grant Ms. Couch 15,000 shares of restricted stock in accordance with Alamosa's Long Term Incentive Plan.

If Ms. Couch's employment is terminated by Alamosa at any time for cause, as such term is defined in the Couch Agreement, Ms. Couch will be entitled to: (i) her base salary through the date of termination; (ii) payment in lieu of any unused vacation; (iii) any earned annual bonus not yet paid; (iv) any deferred compensation under any deferred compensation agreement or plan then in effect;
(v) certain other compensation already vested; and (vi) reimbursal of certain expenses. If Ms. Couch's employment terminates due to her death or disability, in addition to the above mentioned compensation, Ms. Couch will also be entitled to her base salary, at the rate in effect on the date of termination, through the end of the month in which the termination occurs, and a prorated annual bonus.

If Ms. Couch terminates her employment for good reason, as such term is defined in the Couch Agreement, or Ms. Couch's employment is terminated by Alamosa without cause, Ms. Couch will be entitled to, in addition to the benefits she would receive for termination for cause: (i) an amount equal to her base salary at the rate in effect immediately before such termination (or two times her base salary if her employment is terminated within twelve months following a change in control of Alamosa, as such term is defined in the Couch Agreement);
(ii) the higher of her target annual bonus or average annual bonus earned over the preceding two fiscal years (or, two times such amount if the employment is terminated within twelve months following a change in control); (iii) a prorated amount of her annual bonus for the year during which the termination occurs of at least the product of (x) the annual bonus paid for the calendar year preceding the date of termination and (y) the fraction of the calendar year of the termination worked by Ms. Couch; and (iv) certain other continuing benefits.

The Couch Agreement also contains provisions requiring Ms. Couch to not compete with Alamosa or solicit Alamosa's employees, customers or clients for a period of one year following termination, or for a period of two years if her employment is terminated within twelve months following a change in control of Alamosa, and a confidentiality provision.

A copy of the Couch Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The description of the Couch Agreement set forth above is qualified in its entirety by reference to the Couch Agreement.

On December 30, 2004, Alamosa also entered into an employment agreement with Anthony Sabatino (the "Sabatino Agreement") that provides for the continuation of Mr. Sabatino's employment as Chief Technology Officer of Alamosa and replaces Mr. Sabatino's existing employment agreement.

The term of Mr. Sabatino's employment under the Sabatino Agreement is from January 1, 2005 to December 31, 2006, unless otherwise extended. Under the Sabatino Agreement, Mr. Sabatino will receive an initial base salary of $250,000, and will be eligible to receive an annual bonus with an initial target of $125,000. In addition, on the first business day of January of each year, Alamosa's Compensation Committee will grant Mr. Sabatino the following options, with a per share exercise price equal to the fair market value (as defined in Alamosa's Long Term Incentive Plan) of a share of Alamosa common stock on the date of such grant: 30,000 options in 2005 and 24,000 options in 2006. The Compensation Committee will also grant Mr. Sabatino the following shares of restricted stock in accordance with Alamosa's Long Term Incentive
Plan: 25,000 shares in 2005 and 20,000 shares in 2006.

If Mr. Sabatino's employment is terminated by Alamosa at any time for cause, as such term is defined in the Sabatino Agreement, Mr. Sabatino will be entitled to: (i) his base salary through the date of termination; (ii) payment in lieu of any unused vacation; (iii) any earned annual bonus not yet paid; (iv) any deferred compensation under any deferred compensation agreement or plan then in effect; (v) certain other compensation already vested; and (vi) reimbursal of certain expenses. If Mr. Sabatino's employment terminates due to his death or disability, in addition to the above mentioned compensation, Mr. Sabatino will also be entitled to his base salary, at the rate in effect on the date of termination, through the end of the month in which the termination occurs, and a prorated annual bonus.

If Mr. Sabatino terminates his employment for good reason, as such term is defined in the Sabatino Agreement, or Mr. Sabatino's employment is terminated by Alamosa without cause, Mr. Sabatino will be entitled to, in addition to the benefits he would receive for termination for cause: (i) an amount equal to his base salary at the rate in effect immediately before such termination (or two times his base salary if his employment is terminated within twelve months following a change in control of Alamosa, as such term is defined in the Sabatino Agreement); (ii) the higher of his target annual bonus or average annual bonus earned over the preceding two fiscal years (or, two times such amount if the employment is terminated within twelve months following a change in control); (iii) a prorated amount of his annual bonus for the year during which the termination occurs of at least the product of (x) the annual bonus paid for the calendar year preceding the date of termination and (y) the fraction of the calendar year of the termination worked by Mr. Sabatino; and
(iv) certain other continuing benefits.

The Sabatino Agreement also contains provisions requiring Mr. Sabatino to not compete with Alamosa or solicit Alamosa's employees, customers or clients for a period of one year following termination, or for a period of two years if his employment is terminated within twelve months following a change in control of Alamosa, and a confidentiality provision.

A copy of the Sabatino Agreement is attached as Exhibit 10.2 and is incorporated herein by reference. The description of the Sabatino Agreement set forth above is qualified in its entirety by reference to the Sabatino Agreement.

On January 3, 2005, Alamosa also entered into an employment agreement with Loyd
I. Rinehart (the "Rinehart Agreement") that provides for the continuation of Mr. Rinehart's employment as Senior Vice President - Corporate Finance of Alamosa and replaces Mr. Rinehart's existing employment agreement.

The term of Mr. Rinehart's employment under the Rinehart Agreement is from January 1, 2005 to December 31, 2006, unless otherwise extended. Under the Rinehart Agreement, Mr. Rinehart will receive an initial base salary of $250,000, and will be eligible to receive an annual bonus with an initial target of $125,000. In addition, on the first business day of January of each year, Alamosa's Compensation Committee will grant Mr. Rinehart the following options, with a per share exercise price equal to the fair market value (as defined in Alamosa's Long Term Incentive Plan) of a share of Alamosa common stock on the date of such grant: 25,000 options in 2005 and 20,000 options in 2006. The Compensation Committee will also grant Mr. Rinehart the following shares of restricted stock in accordance with Alamosa's Long Term Incentive
Plan: 20,000 shares in 2005 and 16,000 shares in 2006.

If Mr. Rinehart's employment is terminated by Alamosa at any time for cause, as such term is defined in the Rinehart Agreement, Mr. Rinehart will be entitled to: (i) his base salary through the date of termination; (ii) payment in lieu of any unused vacation; (iii) any earned annual bonus not yet paid; (iv) any deferred compensation under any deferred compensation agreement or plan then in effect; (v) certain other compensation already vested; and (vi) reimbursal of certain expenses. If Mr. Rinehart's employment terminates due to his death or disability, in addition to the above mentioned compensation, Mr. Rinehart will also be entitled to his base salary, at the rate in effect on the date of termination, through the end of the month in which the termination occurs, and a prorated annual bonus.

If Mr. Rinehart terminates his employment for good reason, as such term is defined in the Rinehart Agreement, or Mr. Rinehart's employment is terminated by Alamosa without cause, Mr. Rinehart will be entitled to, in addition to the benefits he would receive for termination for cause: (i) an amount equal to his base salary at the rate in effect immediately before such termination (or two times his base salary if his employment is terminated within twelve months following a change in control of Alamosa, as such term is defined in the Rinehart Agreement); (ii) the higher of his target annual bonus or average annual bonus earned over the preceding two fiscal years (or, two times such amount if the employment is terminated within twelve months following a change in control); (iii) a prorated amount of his annual bonus for the year during which the termination occurs of at least the product of (x) the annual bonus paid for the calendar year preceding the date of termination and (y) the fraction of the calendar year of the termination worked by Mr. Rinehart; and
(iv) certain other continuing benefits.

The Rinehart Agreement also contains provisions requiring Mr. Rinehart to not compete with Alamosa or solicit Alamosa's employees, customers or clients for a period of one year following termination, or for a period of two years if his employment is terminated within twelve months following a change in control of Alamosa, and a confidentiality provision.

A copy of the Rinehart Agreement is attached as Exhibit 10.3 and is incorporated herein by reference. The description of the Rinehart Agreement set forth above is qualified in its entirety by reference to the Rinehart Agreement.

On January 3, 2005, Alamosa also entered into an employment agreement with Steven Richardson (the "Richardson Agreement") that provides for the continuation of Mr. Richardson's employment as Chief Operating Officer of Alamosa and replaces Mr. Richardson's existing employment agreement.

The term of Mr. Richardson's employment under the Richardson Agreement is from January 1, 2005 to December 31, 2006, unless otherwise extended. Under the Richardson Agreement, Mr. Richardson will receive an initial base salary of $275,000, and will be eligible to receive an annual bonus with an initial target of $165,000. In addition, on the first business day of January of each year, Alamosa's Compensation Committee will grant Mr. Richardson the following options, with a per share exercise price equal to the fair market value (as defined in Alamosa's Long Term Incentive Plan) of a share of Alamosa common stock on the date of such grant: 40,000 options in 2005 and 32,000 options in 2006. The Compensation Committee will also grant Mr. Richardson the following shares of restricted stock in accordance with Alamosa's Long Term Incentive
Plan: 30,000 shares in 2005 and 24,000 shares in 2006.

If Mr. Richardson's employment is terminated by Alamosa at any time for cause, as such term is defined in the Richardson Agreement, Mr. Richardson will be entitled to: (i) his base salary through the date of termination; (ii) payment in lieu of any unused vacation; (iii) any earned annual bonus not yet paid;
(iv) any deferred compensation under any deferred compensation agreement or plan then in effect; (v) certain other compensation already vested; and (vi) reimbursal of certain expenses. If Mr. Richardson's employment terminates due to his death or disability, in addition to the above mentioned compensation, Mr. Richardson will also be entitled to his base salary, at the rate in effect on the date of termination, through the end of the month in which the termination occurs, and a prorated annual bonus.

If Mr. Richardson terminates his employment for good reason, as such term is defined in the Richardson Agreement, or Mr. Richardson's employment is terminated by Alamosa without cause, Mr. Richardson will be entitled to, in addition to the benefits he would receive for termination for cause: (i) an amount equal to his base salary at the rate in effect immediately before such termination (or two times his base salary if his employment is terminated within twelve months following a change in control of Alamosa, as such term is defined in the Richardson Agreement); (ii) the higher of his target annual bonus or average annual bonus earned over the preceding two fiscal years (or, two times such amount if the employment is terminated within twelve months following a change in control); (iii) a prorated amount of his annual bonus for the year during which the termination occurs of at least the product of (x) the annual bonus paid for the calendar year preceding the date of termination and
(y) the fraction of the calendar year of the termination worked by Mr. Richardson; and (iv) certain other continuing benefits.

The Richardson Agreement also contains provisions requiring Mr. Richardson to not compete with Alamosa or solicit Alamosa's employees, customers or clients for a period of one year following termination, or for a period of two years if his employment is terminated within twelve months following a change in control of Alamosa, and a confidentiality provision.

A copy of the Richardson Agreement is attached as Exhibit 10.4 and is incorporated herein by reference. The description of the Richardson Agreement set forth above is qualified in its entirety by reference to the Richardson Agreement.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibits.


Exhibit
Number                Description
------------          -----------
Exhibit 10.1          Employment Agreement, dated as of January 1, 2005,
                      by and between Alamosa and Margaret Z. Couch

Exhibit 10.2 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Anthony Sabatino

Exhibit 10.3 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Loyd I. Rinehart

Exhibit 10.4 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Steven Richardson

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      January 6, 2005



                             ALAMOSA HOLDINGS, INC.


                             By: /s/ Kendall W. Cowan
                                --------------------------
                                 Kendall W. Cowan
                                 Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number                Description
------------          -----------
Exhibit 10.1          Employment Agreement, dated as of January 1, 2005,
                      by and between Alamosa and Margaret Z. Couch

Exhibit 10.2 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Anthony Sabatino

Exhibit 10.3 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Loyd I. Rinehart

Exhibit 10.4 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Steven Richardson